SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            November 4, 2003
                                                          ----------------------

                               The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

        1-10466                                             59-0432511
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 (Commission File Number)                      (IRS Employer Identification No.)

      245 Riverside Avenue, Suite 500, Jacksonville, FL            32202
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        (Address of Principal Executive Offices)                 (Zip Code)

                                 (904) 301-4200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE
         -----------------------

         The following information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

         The Company issued a Press Release dated November 4, 2003, announcing the revision of the Company's previously announced financial results for the third quarter 2003 as a result of the Financial Accounting Standards Board's decision to defer the effective date of certain provisions of Statement of Financial Accounting Standards No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liability and Equity. A copy of the press release is furnished with this Form 8-K as
         Exhibit 99.1 and is incorporated by reference.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE ST. JOE COMPANY



Dated:  November 4, 2003                    By: /s/ Michael N. Regan
                                                --------------------------------
                                                Name:  Michael N. Regan
                                                Title: Senior Vice President